EXHIBIT 10.18

                 FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                        (WITH LETTER OF CREDIT FACILITY)

      This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (WITH LETTER OF CREDIT FACILITY) (this "FIFTH AMENDMENT") is entered into effective the 31st day of December, 1998, by and between ALAMO GROUP INC., a Delaware corporation (the "COMPANY"), Alamo Group (USA) Inc., Alamo Group (Tx) Inc., Alamo Group (Ks) Inc., Alamo Group (Il) Inc., Alamo Sales Corp., Tiger Corporation f/k/a Alamo Group (SD) Inc. , M&W Gear Company, Adams Hard-Facing Company, Inc., Herschel-Adams Inc., Alamo Group (IA) Inc. (collectively, the "GUARANTORS") and NATIONSBANK, N.A. (the "BANK").

                               R E C I T A L S:

      A. Company and Bank executed a Third Amended and Restated Revolving Credit and Term Loan Agreement (With Letter of Credit Facility), dated December 29, 1995 (the "THIRD AMENDED LOAN AGREEMENT"), pursuant to which Bank provided to Company a $35,000,000.00 loan facility to be used for general working capital purposes, financing new acquisitions, and to support letters of credit;

      B. Among the credit support for this facility are the Guaranty Agreements, dated December 29, 1995 (collectively, the "GUARANTIES"), executed by Alamo Group (USA) Inc., Alamo Group (Tx) Inc., Alamo Group (Ks) Inc., Alamo Group (Il) Inc., Alamo Sales Corp., Tiger Corporation f/k/a Alamo Group (SD) Inc. , Alamo Group (WA) Inc., M&W Gear Company, Adams Hard-Facing Company, Inc., Herschel-Adams Inc., Alamo Group (IA) Inc. (collectively, the "GUARANTORS");

      C. Effective April 10, 1996, Company and Bank executed First Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement (With Letter of Credit Facility) (the "FIRST AMENDMENT"), pursuant to which Bank increased the amount available under this facility to $40,000,000.00, on the terms and conditions stated in the First Amendment.

      D. Effective December 23, 1996, Company and Bank executed Second Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement (with Letter of Credit Facility) (the "SECOND AMENDMENT"), pursuant to which Bank agreed to (i) give a one-year extension of the maturity of the term and revolving loans evidenced by this facility; (ii) reduce the interest rate margin on certain LIBOR-priced borrowings under the facility; and (iii) adjust the threshold for application of an unused facility fee and the timing of payment thereof.

      E. Effective June 23, 1997, Company and Bank executed Third Amendment to Third Amended and Restated Revolving Credit and Term Loan Agreement (with Letter of Credit Facility) (the "THIRD AMENDMENT") pursuant to which (i) the loan and note amounts were increased to $45,000,000.00; (ii) the interest rate margin on certain LIBOR-priced borrowings under the facility was reduced; (iii) the requirement for a separate Consolidated Tangible Net Worth Retention Percentage of 60% on Tier 1 pricing was eliminated; (iv) the minimum Consolidated Tangible Net Worth amount for calendar year 1996 was established at $80,000,000.00, less adjustments for certain Treasury stock additions; and (v) Bank consented to stock repurchases of up to $17,000,000.00.

      F. Effective December 31, 1997, Company and Bank executed a Fourth Amendment, to further amend the Third Amended Loan Agreement (the "FOURTH AMENDMENT"), including (i) to eliminate the Total Liabilities to Tangible Net Worth covenant, (ii) to replace the Current Maturity Coverage with a Fixed Charge Coverage, (iii) to eliminate all Interest Margin Factors other than Operating Leverage Ratio, (iv) to eliminate Company's ability to convert from revolving credit advances to a term loan, and (v) to extend the maturity of the Loan to December 31, 2002.

      G. Company has requested, and Bank has agreed, to (i) modify the definition in the third Amended Loan Agreement of Operating Cash Flow to take into account non-recurring items relating to the third and fourth quarters of 1998 that do not constitute "extraordinary losses" for purposes of generally accepted accounting

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principles, and (ii) modify the Fixed Charge Coverage Ratio, effective January
1, 1999. In addition, Company has agreed to limit the dividends that are payable during calendar year 1999 and, beginning in calendar year 2000, to include dividends as one of the "Fixed Charges" included within the "Fixed Charge Coverage Ratio."

      H. Bank has agreed that Company's liquidation of its "Rhino International" subsidiary, Alamo Group (WA) Inc., is not a violation of SECTION 9.07 of the Third Amended Loan Agreement.

      I. Although not required to do so for the Guaranties to continue to be fully effective, the Guarantors confirm by their execution of this Fifth Amendment that they acknowledge the amendments effected hereby and that their Guaranties are unaffected.

      J. Each capitalized term used in this Fifth Amendment shall have the meaning given to it in the Third Amended Loan Agreement, as previously amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment.

      NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, Company and Bank agree as follows:

                              A G R E E M E N T:

      1.    RECITALS.  The foregoing recitals are true and correct.


      2. AMENDMENTS. The following provisions of the Third Amended Loan Agreement are hereby amended:

      (a) The following terms are substituted for the current definitions of the same terms contained in SECTION 1.01 of the Third Amended Loan Agreement, as previously amended:

            (I) "FIXED CHARGES" MEANS, FOR ANY PERIOD FOR COMPANY AND ITS CONSOLIDATED SUBSIDIARIES, THE SUM OF (A) INTEREST EXPENSE, (B) OPERATING LEASE EXPENSES, (C) RENT EXPENSES, (D) CURRENT MATURITIES OF LONG-TERM DEBT AND CAPITAL LEASES, (E) CAPITAL EXPENDITURES AND (F) BEGINNING ON APRIL 1, 2000, DIVIDENDS PAID BY COMPANY ON ITS SHARES OF ISSUED AND OUTSTANDING COMMON STOCK.

            (II) "OPERATING CASH FLOW" MEANS FOR THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES, CONSOLIDATED ADJUSTED NET INCOME, MINUS (A) EXTRAORDINARY GAINS, PLUS (B) EXTRAORDINARY LOSSES, MINUS (C) GAINS DUE TO THE WRITE-UP OF ASSETS, PLUS (D) LOSSES DUE TO THE WRITE-DOWN OF ASSETS, PLUS (E) THE SUM OF (I) DEPRECIATION EXPENSE, AND (II) AMORTIZATION EXPENSE, PLUS (F) INTEREST EXPENSE, PLUS (G) INCOME TAXES, PLUS (H) FOR THE QUARTER ENDING SEPTEMBER 30, 1998, THE AGGREGATE AMOUNT OF $2,411,000, AND FOR THE QUARTER ENDING DECEMBER 31, 1998 THE AMOUNT OF $6,113,000 (REPRESENTING NON-RECURRING LITIGATION AND WRITE-DOWN COSTS RELATING TO CLOSURE OF RHINO INTERNATIONAL AND MERGER EXPENSES), IN ALL CASES DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FOR THE TWELVE (12) MONTH PERIOD ENDING ON THE DATE OF DETERMINATION.

      (b) Effective April 1, 1999, SECTION 2.04(D) is amended and restated to read as follows:

            (D) APPLICABLE MARGIN. AS USED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, "APPLICABLE MARGIN" MEANS, AS TO THE LOANS, A RATE PER ANNUM DETERMINED FOR EACH FISCAL QUARTER DURING COMPANY'S FISCAL YEAR, BEGINNING WITH THE QUARTER ENDING DECEMBER 31, 1998, BY REFERENCE TO THE OPERATING LEVERAGE RATIO (THE "INTEREST MARGIN FACTOR") AS OF THE END OF THE FISCAL QUARTER (HEREIN CALLED THE "DATE OF DETERMINATION"), AND THE TYPE OF ADVANCE, AS FOLLOWS:

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            (I) IF, ON ANY DATE OF DETERMINATION, THE FOLLOWING IS MET: THE
            OPERATING LEVERAGE RATIO IS EQUAL TO OR LESS THAN 1.25 TO 1.0, THEN THE APPLICABLE MARGIN DURING THE FISCAL QUARTER FOLLOWING THE DATE OF DETERMINATION, EXPRESSED AS A RATE PER ANNUM, SHALL BE (- 1%) FOR FLOATING BASE ADVANCES, AND 7/8 OF 1% FOR EURODOLLAR ADVANCES; AND IF NOT, THEN

            (II) IF, ON ANY DATE OF DETERMINATION, THE FOLLOWING IS MET: THE OPERATING LEVERAGE RATIO IS GREATER THAN 1.25 TO 1.0 AND LESS THAN OR EQUAL TO 1.50 TO 1.0, THEN THE APPLICABLE MARGIN DURING THE FISCAL QUARTER FOLLOWING THE DATE OF DETERMINATION, EXPRESSED AS A RATE PER ANNUM, SHALL BE (-1/2 OF 1%) FOR FLOATING BASE ADVANCES, AND 1.5% FOR EURODOLLAR ADVANCES; AND IF NOT, THEN.

            (III) IF, ON ANY DATE OF DETERMINATION, THE FOLLOWING IS MET: THE OPERATING LEVERAGE RATIO IS GREATER THAN 1.50 TO 1.0 AND LESS THAN OR EQUAL TO 1.75 TO 1.0, THEN THE APPLICABLE MARGIN DURING THE FISCAL QUARTER FOLLOWING THE DATE OF DETERMINATION, EXPRESSED AS A RATE PER ANNUM, SHALL BE ZERO (0) FOR FLOATING BASE ADVANCES, AND 1-3/4% FOR EURODOLLAR ADVANCES, AND IF NOT, THEN

            (IV) IF, ON ANY DATE OF DETERMINATION, THE FOLLOWING IS MET: THE OPERATING LEVERAGE RATIO IS GREATER THAN 1.75 TO 1.0 AND LESS THAN OR EQUAL TO 2.25 TO 1.0, THEN THE APPLICABLE MARGIN DURING THE FISCAL QUARTER FOLLOWING THE DATE OF DETERMINATION, EXPRESSED AS A RATE PER ANNUM, SHALL BE ZERO (0) FOR FLOATING BASE ADVANCES, AND 2% FOR EURODOLLAR ADVANCES, AND IF NOT, THEN

            (V) IF, ON ANY DATE OF DETERMINATION, THE FOLLOWING IS MET: THE OPERATING LEVERAGE RATIO IS GREATER THAN 2.25 TO 1.0, THEN THE APPLICABLE MARGIN DURING THE FISCAL QUARTER FOLLOWING THE DATE OF DETERMINATION, EXPRESSED AS A RATE PER ANNUM, SHALL BE 1/4% FOR FLOATING BASE ADVANCES, AND 2-1/4% FOR EURODOLLAR ADVANCES,,

      THE PRICING PROVIDED IN SUBPARAGRAPH (V) SHALL BE APPLICABLE IF COMPANY FAILS TO SATISFY THE INTEREST MARGIN FACTOR STATED THEREIN, BUT HAS NOT SUFFERED AN EVENT OF DEFAULT (E.G. BY FAILING TO SATISFY EACH OF THE COVENANTS CONTAINED IN SECTIONS 8.15, AND 8.17).

      FOR CONVENIENCE OF REFERENCE, SECTION 2.04(D) IS SUMMARIZED IN THE PRICING GRID ATTACHED AS EXHIBIT "K".

      FOR EURODOLLAR ADVANCES, THE APPLICABLE MARGIN FOR A LOAN YEAR APPLIES BOTH TO (I) ADVANCES MADE DURING THE CURRENT LOAN YEAR AND (II) ADVANCES OUTSTANDING DURING THE CURRENT LOAN YEAR THAT WERE MADE DURING A PRIOR LOAN YEAR.

       IF THE INTEREST RATE CHANGES HEREUNDER BECAUSE OF A CHANGE IN THE APPLICABLE MARGIN, INTEREST SHALL ACCRUE AT THE CHANGED RATE BEGINNING THE FIRST DAY OF THE MONTH AFTER THE EARLIER OF THE DATE ON WHICH THE COMPANY PROVIDES, OR BY WHICH IT WAS REQUIRED TO PROVIDE, PURSUANT TO SECTION 8.01(D) OF THE THIRD AMENDED LOAN AGREEMENT, THE FINANCIAL INFORMATION NECESSARY TO DETERMINE THE APPLICABLE MARGIN.

      (c) SECTION 8.14 is hereby amended to read as follows:

            "8.14 MINIMUM FIXED CHARGE COVERAGE RATIO. THE COMPANY SHALL MAINTAIN A MINIMUM FIXED CHARGE COVERAGE RATIO (I) FOR THE PERIOD BEGINNING OCTOBER 1, 1998 AND ENDING ON MARCH 31, 2000, OF AT LEAST 1.25 TO 1.0, (II) FOR THE PERIOD BEGINNING APRIL 1, 2000 AND ENDING ON SEPTEMBER 30, 2000, OF AT LEAST 1.15 TO 1.0, AND (III) FOR THE PERIOD BEGINNING ON OCTOBER 1, 2000 AND ENDING ON THE TERMINATION DATE, OF AT LEAST 1.25 TO 1.0. THE FOREGOING COVENANT SHALL BE

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      MET BY THE COMPANY AT THE END OF EACH OF ITS FISCAL QUARTERS USING A
      ROLLING FOUR QUARTERS OF HISTORICAL OPERATING CASH FLOW AND FIXED CHARGES INFORMATION.

      (d) There shall be added a new SECTION 9.11 to read as follows:

            "9.11 LIMITATION ON DIVIDENDS. FOR THE PERIOD FROM JANUARY 1, 1999 THROUGH MARCH 31, 2000, COMPANY SHALL NOT PAY DIVIDENDS ON ITS ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN ANY CALENDAR QUARTER, IN EXCESS OF $0.11 PER SHARE.

      3. LIQUIDATION OF RHINO. Bank agrees that Company's liquidation of Alamo Group (WA) Inc., a/k/a Rhino International, did not and does not constitute a breach of the covenant contained in SECTION 9.07 of the Third Amended Loan Agreement. Effective with its liquidation, Alamo Group (WA) Inc., a/k/a Rhino International, is no longer a member of the Obligated Group, as defined in the Third Amended Loan Agreement (as previously amended).

      4. LIMITATION ON ACQUISITIONS. Notwithstanding anything to the contrary contained in the Third Amended Loan Agreement, as previously amended, Company shall make no Acquisitions without Bank's prior written consent.

      5. AMENDMENT FEE. In consideration of Bank's efforts to structure this Fifth Amendment, Company shall pay to Bank within three (3) business days after the execution of this Agreement by Bank, an amendment fee of $56,250.00 (1/8 of 1% of the aggregate Commitment of Bank under the Third Amended Loan Agreement).

      6. GUARANTIES. The Guarantors (excluding Alamo Group (WA) Inc.) hereby confirm that the Guaranties cover the entire amount of the Loans, as previously increased, are in full force and effect and are in no way diminished or adversely affected by this Fifth Amendment.

      7. NO OTHER AMENDMENTS. All other provisions of the Third Amended Loan Agreement, as previously amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, that are not specifically modified or amended by this Fifth Amendment, shall remain in full force and effect.

          IN WITNESS WHEREOF, the undersigned have executed this Fifth
              Amendment as of the day and year first above written.


COMPANY:                                BANK:

ALAMO GROUP INC.                        NATIONSBANK, N.A.


By: /S/ ROBERT H. GEORGE                By:/S/ R. MARK BEARFIELD
   Robert H. George                        R. Mark Bearfield,
   Vice President                          Vice President

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GUARANTORS:

ALAMO GROUP (USA) INC.                  M&W GEAR COMPANY


By:/S/ ROBERT H. GEORGE                 By:/S/ROBERT H. GEORGE
   Robert H. George                        Robert H. George
   Vice President - Administration         Vice President - Administration


ALAMO GROUP (Tx) INC.                   ADAMS HARD-FAClNG COMPANY, INC.


By:/S/ROBERT H. GEORGE                  By:/S/ROBERT H. GEORGE
   Robert H. George                        Robert H. George
   Vice President - Administration         Vice President - Administration


ALAMO GROUP (Ks) INC.                   HERSCHEL-ADAMS INC.


By:/S/ROBERT H. GEORGE                  By:/S/ROBERT H. GEORGE
   Robert H. George                        Robert H. George
   Vice President - Administration         Vice President - Administration


ALAMO GROUP(Il) INC.                    ALAMO GROUP (IA) INC.


By:/S/ROBERT H. GEORGE                  By:/S/ROBERT H. GEORGE
   Robert H. George                        Robert H. George
   Vice President - Administration         Vice President - Administration


ALAMO SALES CORP.


By:/S/ROBERT H. GEORGE
   Robert H. George
   Vice President - Administration


TIGER CORPORATION


By:/S/ROBERT H. GEORGE
   Robert H. George
   Vice President - Administration

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